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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               EDGAR Online, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                                              06-1447017
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(State of incorporation                                (I.R.S. Employer Identi-
   or organization)                                         fication Number)

50 Washington Street, Norwalk, Connecticut                       06854
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 (Address of principal executive offices)                      (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box |_|

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box |X|

 Securities Act registration statement file number to which this form relates:
                                   333-75291

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $0.01
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                                (Title of class)
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Item 1. Description of Registrant's Securities to be Registered

         For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-75291), as filed with the Securities and Exchange Commission on March 30, 1999, as amended from time to time, which information is hereby incorporated herein by reference.

Item 2. Exhibits

         The following exhibits have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference:

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------

           3.02*           Amended and Restated Certificate of Incorporation.

           3.03*           Bylaws.

           4.01* Form of Specimen Stock Certificate for the Registrant's Common Stock.

          10.13* Form of Registration Rights Agreement for December 1998 Investors.

          10.14* Form of Subscription Agreement, including registration rights, for March 1999 Investors.

          10.20* Restated Equity Purchase Agreement by and among the Registrant, Bowne & Co., Inc., Globix Corporation, Marc Strausberg, Susan Strausberg and Michael Horowitz.

* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1.


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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 14, 1999


                                            EDGAR Online, Inc.



                                            By: /s/ Susan Strausberg
                                                ------------------------------
                                                Name: Susan Strausberg
                                                Title: Chief Executive Officer


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